                                                                    EXHIBIT 10.7

                                    ADDENDUM
                                    --------



         Addendum, made this ___ day of January 2004 to that certain Registration Rights Agreement dated December 23, 2003 by and between Alternate Energy Corp. a Nevada corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each a "PURCHASER" and collectively the "Purchasers").

         For Good and Valuable consideration, the receipt of which is hereby acknowledged the parties to the Registration Rights Agreement amend such agreement as follows:

1. Paragraph 6(b) "No Piggyback on Registrations" shall be deleted in its entirety.
2. Any references to the "date of the purchase agreement" or any other similar language shall mean the date of this addendum.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed by their respective authorized signatories as of the date first indicated above.


ALTERNATE ENERGY CORPORATION                          ADDRESS FOR NOTICE:
                                                      ------------------


By:_____________________________________              3325 North Service Road
     Name: Blaine Froats                              Unit 105
     Title: CEO                                       Burlington Ontario L7N 3G2
                                                      Canada
                                                      Fax: (905) 332-2068

With copy to (which shall not constitute notice):

JONATHAN D. LEINWAND, PA
Jonathan Leinwand, Esq.
12955 Biscayne Blvd., Suite 402
North Miami, FL 33181
Fax: (305) 981-4429)



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

          IN WITNESS WHEREOF, the undersigned have caused this Addendum to be duly executed by their respective authorized signatories as of the date first indicated above.


PURCHASER NAME:                                      ADDRESS FOR NOTICE:
                                                     ------------------



By: ____________________________________
         Name:
         Title:                                      Attn:




WITH A COPY TO:
--------------
                                                 Feldman Weinstein LLP
                                                 420 Lexington Avenue
                                                 New York, New York 10170
                                                 Attn:  Robert F. Charron
                                                 Tel:  (212) 869-7000
                                                 Fax:  (212) 401-4741